KRANE SHARES TRUST

Krane-UBS China A Share Fund

(the “Fund”)

Supplement dated June 10, 2021 to the currently effective Statutory Prospectus, as it may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus for the Fund and should be read in conjunction with the Statutory Prospectus dated February 24, 2021.

Prior Performance of Similar Accounts Managed by UBS Asset Management (Americas) Inc.

UBS Asset Management (Americas), Inc. (“UBS”) and its affiliates also manage other accounts referred to as UBS Equity China A Opportunity Composite (the “Composite”) that comprises all accounts managed by UBS and its affiliates with investment objectives, policies and strategies that are substantially similar to the Fund. Below you will find information about the prior performance of the Composite. The total asset size of all the accounts comprising the Composite as of December 31, 2020 was approximately $2.93 billion. The performance information has been provided by UBS and relates to the historical performance of the Composite, as measured against a broad-based market index, the MSCI China A Onshore Index (Net).

The performance of the Composite should not be considered a substitute for the performance of the Fund, does not represent the past performance of the Fund and is not an indication of the future performance of the Fund. You should not assume that the Fund will have the same performance as the Composite. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments between the Fund and the accounts in the Composite. In addition, the accounts included in the Composite are not registered mutual funds and are not subject to the same types of expenses as the Fund, nor have they been subject to certain investment limitations, diversification requirements or other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results of the Composite. Notwithstanding these differences, the accounts included in the Composite and the Fund are substantially similar from an investment perspective.

The performance is shown net of an advisory fee of 2.40%, which represents the highest annual fee charged by UBS to accounts included in the Composite. The Composite has not been adjusted to reflect the expenses of the Fund. The Fund’s total annual operating expenses before and after fee waiver and/or expense reimbursement are expected to be lower than the highest total fees and expenses charged to an account in the Composite. If the Fund’s lower expenses were reflected, the Composite performance presented would be higher. The Composite’s performance is calculated on a before tax basis and performance would have been lower if taxes were included.

The Composite’s performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute. This method of calculating performance differs from the SEC’s standardized methodology that will be used to calculate the Funds’ performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology. The Composite consists of more than one portfolio and is asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. The Composite is valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. The Composite results include all actual fee-paying, discretionary client portfolios including those clients no longer with the UBS or its affiliates. Portfolios are included in the Composite beginning with the first full month of performance to the present or to the cessation of the client’s relationship with UBS or its affiliates. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of the Composite have occurred due to changes in personnel.

The first table below shows how the performance of the Composite has varied from year to year. The second table shows what the returns of the Composite would equal if you averaged out actual performance over various lengths of time.

Calendar Year Returns Ended December 31	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Composite (net of fees)	(11.92)	10.57	4.21	28.29	13.10	(0.59)	73.98	(23.48)	57.48	38.56
MSCI China A Onshore Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or taxes)	(22.91)	9.48	0.75	46.53	7.08	(19.11)	20.28	(32.99)	37.48	39.70

Average Annual Returns as of December 31, 2020	1 year	5 years	10 years
Composite (net of fees)	38.56%	23.63%	15.58%
MSCI China A Onshore Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or taxes)	39.70%	4.60%	5.27%

The MSCI China A Onshore Index (Net) captures large and mid-cap representation across China securities listed on the Shanghai and Shenzhen exchanges.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.